SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                       of the Securities Exchange Act 1934

Check the appropriate box:
         [ ] Preliminary Information Statement

         [ ] Confidential, for Use of the Commission Only (as  permitted by Rule
             14a-6(e)(2))

         [X] Definitive Information Statement



                              HYTK Industries, Inc.
                        --------------------------------
                (Name of Registrant as Specified in Its Charter)



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         -----------------------------------------------------------

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



                              INFORMATION STATEMENT
                                       OF
                              HYTK INDUSTRIES, INC.
                              701 East Main Street
                             Benedict, Kansas 66714
                             Telephone: 316-698-2250

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

--------------------------------------------------------------------------------


              NOTICE OF SHAREHOLDERS CONSENT TO CHANGE THE NAME OF
                              HYTK INDUSTRIES, INC.
                                       TO
                           QUEST RESOURCE CORPORATION

         HYTK Industries, Inc. ("the Company") is providing this Information Statement to all shareholders as notification that the holders of a majority of its outstanding common stock, par value $0.001 ("Common Stock"), voted to change the name of HYTK Industries, Inc. ("HYTK") to Quest Resource Corporation ("Quest"). This Information Statement does not relate to any other event or issue.

         On May 17, 2000, holders of a majority of the Common Stock voted pursuant to written consent to change the name of HYTK to Quest Resource Corporation. Of the 5,292,843 shares issued and outstanding and entitled to vote by written consent on that date, shareholders owning 3,889,429 shares, or 73% of the outstanding Common Stock, voted to approve this name change.

         On June 5, 2000, the Company expects to send this Information Statement to all shareholders of record as of May 31, 2000. The name change shall be effective twenty (20) calendar days after this Information Statement is mailed to its shareholders. The effective date for this corporate action is expected to be June 25, 2000.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The record date for this solicitation is May 31, 2000. The following table sets forth certain information concerning ownership of the Company's Common Stock as of May 17, 2000. The table discloses each entity the Company knows to beneficially own more than five percent (5%) of its Common Stock. The table also shows the stock holdings of the Company's directors, as the well as the shares held by its directors and executive officers as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided.

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




    Title of                Name and Address of                  Amount and Nature of     Percent
    --------                --------------------                 --------------------     -------
     Class                    Beneficial Owner                        Beneficial             of
     -----                    ----------------                        ----------             --
                                                                     Ownership(1)          Class
                                                                     ------------          -----
     Common            The Henry F. Mogg M&M Trust (2)
     Stock                  1999 London Town Lane                      1,137,121           21.5%
                            Titusville, FL 23796

     Common               Crown Properties, LC (3)
     Stock                  701 East Main Street                        975,000            18.4%
                             Benedict, KS 66714

     Common        Bonanza Energy Corporation of Kansas(4)
     Stock                  701 East Main Street                        508,527             9.6%
                             Benedict, KS 66714

                      Executive Officers and Directors

     Common                  Douglas L. Lamb (5)
     Stock                  701 East Main Street                       1,567,377           29.6%
                             Benedict, KS 66714

     Common                   John C. Garrison
     Stock                  701 East Main Street                        47,272              0.9%
                             Benedict, KS 66714

     Common                  Richard M. Cornell
     Stock                  701 East Main Street                        16,800              0.3%
                             Benedict, KS 66714

     Common          All Executive Officers & Directors
     Stock               as a Group (Three persons)                    1,631,449           30.8%
                         --------------------------

(1) The number of shares beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) The Henry F. Mogg M&M Trust is controlled by Henry F. Mogg as its settlor and trustee with full and exclusive personal power of revocation and amendment over the Trust as long as he is alive.

(3) Crown Properties, LC is wholly owned by Marsha K. Lamb, wife of Douglas L. Lamb.

(4) Bonanza Energy Corporation of Kansas is jointly owned by Douglas L. Lamb and Marsha K. Lamb.

(5) Includes (i) 975,000 shares held by Crown Properties LC, which is 100% owned by Marsha K. Lamb; (ii) 14,950 shares held by Marsha K. Lamb; (iii) 508,527 shares held by Bonanza Energy Corporation of Kansas, which is jointly owned by Douglas L. Lamb and Marsha K. Lamb; and (iv) 67,000 shares held by Bonanza Oil & Gas Corporation, which is jointly owned by Douglas L. Lamb and Marsha K. Lamb. Douglas L. Lamb disclaims beneficial ownership of the shares specified in clauses (i) and (ii) above.

                     AMENDMENT OF ARTICLES OF INCORPORATION

          The Company is a Nevada corporation. Nevada law requires that a domestic corporation amend its articles of corporation to reflect a change of corporate name. Therefore, the Company's articles of incorporation will be amended, effective on June 25, 2000, to reflect the change of name from HYTK Industries, Inc. to Quest Resource Corporation.


                                    SIGNATURE

By order of the board of directors,

/s/ Douglas L. Lamb
--------------------------------
Douglas L. Lamb, President

Benedict, Kansas
May 25, 2000

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